EXHIBIT 99.1

For more information, please contact:
Bill Davis, Perficient, 314-529-3555
bill.davis@perficient.com

FOR IMMEDIATE DISTRIBUTION

PERFICIENT REPORTS FIRST QUARTER 2014 RESULTS
Services revenues up 20%, Average bill rates reach all-time high;
2014 Revenue and Earnings Guidance Ranges Raised

SAINT LOUIS (May 8, 2014) – Perficient, Inc. (NASDAQ: PRFT) ("Perficient"), a leading information technology and management consulting firm serving Global 2000® and other large enterprise customers throughout North America, today reported its financial results for the quarter ended March 31, 2014.

Financial Highlights

For the quarter ended March 31, 2014:
•	Revenue increased 14% to $97.2 million from $84.9 million for the first quarter 2013;
•	Services revenue increased 20% to $88.5 million from $73.6 million for the first quarter 2013;
•
Adjusted earnings per share results (a non-GAAP measure; see attached schedule, which reconciles to GAAP earnings per share) on a fully diluted basis increased to $0.25 from $0.22 for the first quarter 2013;

•
Earnings per share results on a fully diluted basis decreased to $0.09 from $0.13 for the first quarter 2013,  primarily as a result of non-recurring costs associated with the acquisition of ForwardThink Group;

•	EBITDAS (a non-GAAP measure; see attached schedule, which reconciles to GAAP net income) increased to $14.0 million from $10.3 million for the first quarter 2013;
•
Net income decreased 26% to $3.0 million from $4.1 million for the first quarter 2013, primarily as a result of non-recurring costs associated with the acquisition of ForwardThink Group and a higher effective tax rate resulting from the expiration of the U.S. research and development tax credit at the end of 2013; and

•	Perficient repurchased 117,000 shares of its common stock at a cost of $2.3 million.

"Perficient got 2014 off to a strong start with a solid first quarter," said Jeffrey Davis, chief executive officer and president. "We continue to focus on increasing bookings relative to delivered revenues and aggressively complementing that growth with accretive M&A. The first quarter acquisition of ForwardThink Group, the early second quarter acquisition of BioPharm Systems and this morning's announcement of the addition of the IBM Smarter Commerce division of Trifecta Technologies have each broadened and deepened Perficient's portfolio."

"As a trusted advisor to many in the Fortune 1000, Perficient continues to focus on providing strategic consulting solutions that drive material change and deliver measurable value. Our influence and impact at the world's leading enterprises is growing and average bill rates reached an all-time high this quarter, leading to continued margin expansion," said Paul Martin, chief financial officer. "We expect margins to continue to grow throughout the year, and remain well positioned for another year of solid revenue and earnings growth."

Other Highlights
Among other recent achievements, Perficient:

•
Earlier today announced the acquisition of the IBM Smarter Commerce division of Trifecta Technologies, an $8 million annual services revenue business focused entirely on IBM WebSphere Commerce solutions. The acquisition expands Perficient's IBM commerce practice and brings extensive experience and intellectual property assets in the implementation, integration, migration, and hosting of IBM commerce solutions;

•
Also completed the acquisition of BioPharm Systems, Inc. on April 1, 2014, a $15 million annual services revenue business and information technology consulting firm focused on the life sciences industry. BioPharm Systems expands Perficient's industry vertical expertise with the addition of a dedicated life sciences vertical, deepening Perficient's current clinical trial management, clinical data management and safety and pharmacovigilance solutions;

•
Was named Google Enterprise North America Search Deployment Partner of the Year by the Google Enterprise team. The award recognizes Perficient  for its technical understanding of enterprise search and proven track record of deploying the Google Search Appliance for customers;

•	Was awarded the IBM 2014 Innovation, Pure and Simple, Outstanding Collaboration award for the design and implementation of the PureApplication System platform for a leading health plan provider;

•
Was named the 2014 EMC IIG Partner Innovation – Outstanding Industry Solution for Financial Services award winner. This award recognizes Perficient for its loan origination and member experience solution developed for credit unions and built on industry standard ECM platforms ; and

•
Added new customer relationships and follow-up projects with leading companies including:  Caterpillar, Crestwood Midstream Partners, Dell , Frontier Communications,  Graybar Electric, Laclede Gas,  NRG Energy, Private Bank, Symantec,  Wireco, and many others.

Business Outlook
The following statements are based on current expectations. These statements are forward-looking and actual results may differ materially. See "Safe Harbor Statement" below.

Perficient expects its second quarter 2014 services and software revenue, including reimbursed expenses, to be in the range of $108.1 million to $117.5 million, comprised of $103.1 million to $108.5 million of revenue from services including reimbursed expenses and $5.0 million to $9.0 million of revenue from sales of software. The midpoint of second quarter 2014 services revenue guidance represents growth of 25% over second quarter 2013 services revenue.

The company is raising its full year 2014 revenue guidance to a range of $444 million to $464 million from the previously provided range of $430 million to $450 million and raising 2014 Adjusted earnings per share guidance to a range of $1.27 to $1.37 from the previously provided range of $1.26 to $1.36.

Conference Call Details
Perficient will host a conference call regarding first quarter 2014 financial results today at 10 a.m. Eastern.

WHAT: Perficient Reports First Quarter 2014 Results
WHEN: Thursday, May 8, 2014, at 10 a.m. Eastern
CONFERENCE CALL NUMBERS: 877-299-4454 (U.S. and Canada) 617-597-5447 (International)
PARTICIPANT PASSCODE: 82202395
REPLAY TIMES: Thursday, May 8, 2014, at 2 p.m. Eastern, through Thursday, May 15, 2014
REPLAY NUMBER: 888-286-8010 (U.S. and Canada) 617-801-6888 (International)
REPLAY PASSCODE: 51302662

About Perficient
Perficient is a leading information technology and management consulting firm serving Global 2000® and enterprise customers throughout North America. Perficient's professionals serve clients from a network of offices across North America and three offshore locations, in Eastern Europe, India, and China. Perficient helps clients use Internet-based technologies to improve productivity and competitiveness, strengthen relationships with customers, suppliers and partners, and reduce information technology costs. Perficient, traded on the Nasdaq Global Select Market, is a member of the Russell 2000® index and the S&P SmallCap 600 index. Perficient is an award-winning "Premier Level" IBM business partner, a Microsoft National Systems Integrator and Gold Certified Partner, an Oracle Platinum Partner, a Gold Salesforce.com Cloud Alliance Partner, a TeamTIBCO partner, and an EMC Select Services Team Partner. For more information, please visit www.perficient.com.

Safe Harbor Statement
Some of the statements contained in this news release that are not purely historical statements discuss future expectations or state other forward-looking information related to financial results and business outlook for 2014.  Those statements are subject to known and unknown risks, uncertainties, and other factors that could cause the actual results to differ materially from those contemplated by the statements.  The "forward-looking" information is based on management's current intent, belief, expectations, estimates, and projections regarding our company and our industry.  You should be aware that those statements only reflect our predictions.  Actual events or results may differ substantially.  Important factors that could cause our actual results to be materially different from the forward-looking statements include (but are not limited to) those disclosed under the heading "Risk Factors" in our annual report on Form 10-K for the year ended December 31, 2013 and the following:

(1)    the possibility that our actual results do not meet the projections and guidance contained in this news release;
(2)    the impact of the general economy and economic uncertainty on our business;
(3)    risks associated with the operation of our business generally, including:
a)	client demand for our services and solutions;
b)	maintaining a balance of our supply of skills and resources with client demand;
c)	effectively competing in a highly competitive market;
d)	protecting our clients' and our data and information;
e)	risks from international operations;
f)	obtaining favorable pricing to reflect services provided;
g)	adapting to changes in technologies and offerings; and
h)	risk of loss of one or more significant software vendors;
(4)    legal liabilities, including intellectual property protection and infringement or personally identifiable information;
(5)    risks associated with managing growth organically and through acquisitions; and
(6)    the risks detailed from time to time with our filings with the Securities and Exchange Commission.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements.  This cautionary statement is provided pursuant to Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  The forward-looking statements in this release are made only as of the date hereof and we undertake no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future.

About Non-GAAP Financial Information
This news release includes non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles ("GAAP"), please see the section entitled "About Non-GAAP Financial Measures" and the accompanying tables entitled "Reconciliation of GAAP to Non-GAAP Measures."

PERFICIENT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(in thousands, except per share data)

	Three Months Ended March 31,
	2014	2013

Revenues
Services	$88,489	$73,567
Software and hardware	5,003	7,844
Reimbursable expenses	3,678	3,524
Total revenues	97,170	84,935

Cost of revenues
Project personnel costs	55,663	46,854
Software and hardware costs	4,502	7,216
Reimbursable expenses	3,678	3,524
Other project related expenses	786	1,000
Stock compensation	1,082	827
Total cost of revenues	65,711	59,421

Gross margin	31,459	25,514

Selling, general and administrative	18,568	16,064
Stock compensation	2,115	1,807
	10,776	7,643

Depreciation	912	683
Amortization	2,736	1,777
Acquisition costs	1,493	(25)
Adjustment to fair value of contingent consideration	214	-
Income from operations	5,421	5,208

Net interest expense	(167)	(5)
Net other income	20	46
Income before income taxes	5,274	5,249
Provision for income taxes	2,229	1,126
Net income	$3,045	$4,123

Basic earnings per share	$0.10	$0.14
Diluted earnings per share	$0.09	$0.13

Shares used in computing basic earnings per share	30,729	30,292
Shares used in computing diluted earnings per share	32,628	31,501

PERFICIENT, INC.
CONSOLIDATED BALANCE SHEETS
(unaudited)
(in thousands)

	March 31,	December 31,
	2014	2013
ASSETS
Current assets:
Cash and cash equivalents	$4,731	$7,018
Accounts receivable, net	86,242	78,887
Prepaid expenses	2,813	2,569
Other current assets	6,373	6,759
Total current assets	100,159	95,233
Property and equipment, net	7,578	7,709
Goodwill	221,596	193,510
Intangible assets, net	43,330	25,487
Other non-current assets	3,861	3,810
Total assets	$376,524	$325,749

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$6,674	$7,667
Other current liabilities	25,718	30,298
Total current liabilities	32,392	37,965
Long-term debt	50,000	19,000
Other non-current liabilities	17,016	9,294
Total liabilities	99,408	66,259

Stockholders' equity:
Common stock	42	41
Additional paid-in capital	314,988	297,997
Accumulated other comprehensive loss	(460)	(378)
Treasury stock	(83,380)	(81,051)
Retained earnings	45,926	42,881
Total stockholders' equity	277,116	259,490
Total liabilities and stockholders' equity	$376,524	$325,749

About Non-GAAP Financial Measures
Perficient provides non-GAAP financial measures for EBITDAS (earnings before interest, income taxes, depreciation, amortization, and stock compensation), adjusted net income, and adjusted earnings per share data as supplemental information regarding Perficient's business performance. Perficient believes that these non-GAAP financial measures are useful to investors because they provide investors with a better understanding of Perficient's past financial performance and future results. Perficient's management uses these non-GAAP financial measures when it internally evaluates the performance of Perficient's business and makes operating decisions, including internal operating budgeting, performance measurement, and the calculation of bonuses and discretionary compensation.  Management excludes stock-based compensation related to employee stock options and restricted stock awards, the amortization of intangible assets, acquisition costs, adjustments to the fair value of contingent consideration, and income tax effects of the foregoing, when making operational decisions.

Perficient believes that providing the non-GAAP financial measures to its investors is useful because it allows investors to evaluate Perficient's performance using the same methodology and information used by Perficient's management. Specifically, adjusted net income is used by management primarily to review business performance and determine performance-based incentive compensation for executives and other employees.  Management uses EBITDAS to measure operating profitability, evaluate trends, and make strategic business decisions.

Non-GAAP financial measures are subject to inherent limitations because they do not include all of the expenses included under GAAP and because they involve the exercise of discretionary judgment as to which charges are excluded from the non-GAAP financial measure. However, Perficient's management compensates for these limitations by providing the relevant disclosure of the items excluded in the calculation of EBITDAS, adjusted net income, and adjusted earnings per share. In addition, some items that are excluded from adjusted net income and adjusted earnings per share can have a material impact on cash. Management compensates for these limitations by evaluating the non-GAAP measure together with the most directly comparable GAAP measure. Perficient has historically provided non-GAAP financial measures to the investment community as a supplement to its GAAP results to enable investors to evaluate Perficient's business performance in the way that management does. Perficient's definition may be different from similar non-GAAP financial measures used by other companies and/or analysts.

The non-GAAP adjustments, and the basis for excluding them, are outlined below:

Amortization of Intangible Assets
Perficient has incurred expense on amortization of intangible assets primarily related to various acquisitions. Management excludes these items for the purposes of calculating EBITDAS, adjusted net income, and adjusted earnings per share. Perficient believes that eliminating this expense from its non-GAAP financial measures is useful to investors because the amortization of intangible assets can be inconsistent in amount and frequency, and is significantly impacted by the timing and magnitude of Perficient's acquisition transactions, which also vary substantially in frequency from period to period.

Acquisition Costs
Perficient incurs transaction costs related to acquisitions which are expensed in its GAAP financial statements.  Management excludes these items for the purposes of calculating EBITDAS, adjusted net income, and adjusted earnings per share.  Perficient believes that excluding these expenses from its non-GAAP financial measures is useful to investors because these are expenses associated with each transaction, and are inconsistent in amount and frequency causing comparison of current and historical financial results to be difficult.

Adjustments to Fair Value of Contingent Consideration
Perficient is required to remeasure its contingent consideration liability related to acquisitions each reporting period until the contingency is settled.  Any changes in fair value are recognized in earnings.  Management excludes these items for the purposes of calculating adjusted net income and adjusted earnings per share.  Perficient believes that excluding these adjustments from its non-GAAP financial measures is useful to investors because they are related to acquisitions, and are inconsistent in amount and frequency from period to period.

Stock-Based Compensation
Perficient incurs stock-based compensation expense under Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation.  Perficient excludes this item for the purposes of calculating EBITDAS, adjusted net income, and adjusted earnings per share because it is a non-cash expense, which Perficient believes is not reflective of its business performance. The nature of stock-based compensation expense also makes it very difficult to estimate prospectively, since the expense will vary with changes in the stock price and market conditions at the time of new grants, varying valuation methodologies, subjective assumptions, and different award types, making the comparison of current results with forward looking guidance potentially difficult for investors to interpret. The tax effects of stock-based compensation expense may also vary significantly from period to period, without any change in underlying operational performance, thereby obscuring the underlying profitability of operations relative to prior periods.  Perficient believes that non-GAAP measures of profitability, which exclude stock-based compensation are widely used by analysts and investors.

PERFICIENT, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(unaudited)
(in thousands, except per share data)

	Three Months Ended March 31,
	2014	2013
GAAP Net Income	$3,045	$4,123
Additions:
Provision for income taxes	2,229	1,126
Amortization	2,736	1,777
Acquisition costs	1,493	(25)
Adjustment to fair value of contingent consideration	214	-
Stock compensation	3,197	2,634
Adjusted Net Income Before Tax	12,914	9,635
Adjusted income tax (1)	4,869	2,746
Adjusted Net Income	$8,045	$6,889

GAAP Earnings Per Share (diluted)	$0.09	$0.13
Adjusted Earnings Per Share (diluted)	$0.25	$0.22
Shares used in computing GAAP and Adjusted Earnings Per Share (diluted)	32,628	31,501

(1) The estimated adjusted effective tax rate of 37.7% and 28.5% for the three months ended March 31, 2014 and 2013, respectively, has been used to calculate the provision for income taxes for non-GAAP purposes.

PERFICIENT, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(unaudited)
(in thousands)

	Three Months Ended March 31,
	2014	2013
GAAP Net Income	$3,045	$4,123
Additions:
Provision for income taxes	2,229	1,126
Net interest expense	167	5
Net other income	(20)	(46)
Depreciation	912	683
Amortization	2,736	1,777
Acquisition costs	1,493	(25)
Adjustment to fair value of contingent consideration	214	-
Stock compensation	3,197	2,634
EBITDAS (1)	$13,973	$10,277

(1) EBITDAS is a non-GAAP performance measure and is not intended to be a performance measure that should be regarded as an alternative to or more meaningful than either GAAP operating income or GAAP net income.  EBITDAS measures presented may not be comparable to similarly titled measures presented by other companies.